                                                   WARRANT TO PURCHASE
                                                   ____________ SHARES



                        THE FEMALE HEALTH COMPANY, INC.
                             (A WISCONSIN COMPANY)

                          WARRANT FOR THE PURCHASE OF
                    COMMON STOCK, $0.01 PAR VALUE PER SHARE

                           THIS WARRANT WILL BE VOID
                    AFTER 12:00 MIDNIGHT ON OCTOBER 30, 1999



     This certifies that, for value received, __________________________________
_____________________________________, or registered assigns, is entitled, at any time prior to 12:00 midnight Eastern time on October 30, 1999 (the "Expiration Date"), to purchase from The Female Health Company, Inc., a Wisconsin corporation, hereinafter referred to as the "Company", the number of shares shown above (the "Warrant Shares") of common stock, par value $0.01, of the Company (the "Common Stock") by surrendering this warrant with the purchase form attached hereto, duly executed, at the principal office of the Company in Chicago, Illinois, and by paying in full and in lawful money of the United States of America by cash or cashiers' check, the purchase price of the Warrant Shares as to which this warrant is exercised, on all the terms and conditions hereinafter set forth.

     1. The purchase price at which the Warrant Shares are purchasable (hereinafter referred to as the "Warrant Price") is $_____ per share.

     2. On the exercise of all or any portion of this warrant in the manner provided above, the person exercising the same shall be deemed to have become a holder of record of Common Stock (or of the other securities or properties to which he or it is entitled on such exercise) for all purposes, and certificates for the securities so purchased shall be delivered to the purchaser within a reasonable time, but in no event longer than ten (10) days after the warrants shall have been exercised as set forth above. If this warrant shall be exercised in respect to only a part of the Warrant Shares covered hereby, the holder shall be entitled to receive a similar warrant of like tenor and date covering the number of Warrant Shares with respect to which this warrant shall not have been exercised.

     3. This warrant is exchangeable, on the surrender hereby by the holder at the office of the Company, for new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder.

     4. The Company covenants and agrees that the Warrant Shares which may be issued on the exercise of the rights represented by this warrant will, on issuance, be fully paid and nonassessable, and free from all taxes, liens, and charges with respect tot he issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this warrant.

     5. The Warrant Price and number of Warrant Shares purchasable pursuant to this warrant may be subject to adjustment from time to time as follows:

           (a) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend in shares, the Warrant Price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date.

           (b) If the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares, combine the outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification any of its shares, the Warrant Price in effect immediately prior thereto shall be adjusted so that the holder of the warrant hereafter surrendered for exercise shall be entitled to receive, after the occurrence of any of the events described, the number of Warrant Shares to which the holder would have been entitled had such warrant been exercised immediately prior to the occurrence of such event. Such adjustment shall become effective immediately after the opening of business on the day following the date on which such subdivision, combination or reclassification, as the case may be, becomes effective.

           (c) If any capital reorganization or reclassification of the Company's Common Stock, or consolidation or merger of the Company with another corporation or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful adequate provisions shall be made whereby the holder of this warrant shall thereafter have the right to acquire and receive an exercise hereof such shares of stock, securities, or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation, merger, or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received on exercise of this warrant immediately before such reorganization, reclassification, consolidation, merger, or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this warrant to the end that the provisions hereby shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of this warrant. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of its assets as a result of which a number of shares of common stock of the surviving or purchasing corporation greater or less than the number of shares of Common Stock of the Company outstanding immediately prior to such merger, consolidation, or purchase are issuable to holders of Common Stock of the Company, then the Warrant Price in effect immediately prior to such merger, consolidation, or purchase shall be adjusted in the same manner as thought there was a subdivision or combination of the outstanding shares of Common Stock of the Company. The Company will not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder hereof at its last address appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire an exercise of this warrant.

           (d) No fraction or a share shall be issued on exercise, but, in lieu thereof, the Company, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of any such fractional share at the time of exercise.

           (e) Neither the purchase or other acquisition by the Company of any shares of Common Stock nor the sale or other disposition by the Company of any shares of Common Stock shall affect any adjustment of the Warrant Price or be taken into account in computing any subsequent adjustment of the Warrant Price.

     6. This warrant and the shares issuable on exercise of this warrant (the "Warrant Shares"), are being sold in reliance on the safe harbor from registration set forth in Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly,
________________________________ hereby represents, warrants, and agrees as follows:

           (a) __________________ is not a U.S. Person as that term is defined under Regulation S promulgated under the Securities Act.

           (b) __________________ is outside of the United States as of the date of the execution and delivery of this Agreement.

           (c) __________________ is purchasing this warrant for its own account and not on behalf of or for the account of any U.S. Person, and ___________________ is the sole beneficial owner of this warrant and has not prearranged any sale with purchasers in the United States.

           (d) __________________ represents, warrants and covenants that all offers and sales of this Warrant prior to the expiration of a period commencing on the date hereof and ending forty days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the Securities Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the forty-day period shall be made only pursuant to such safe harbor or to such registration or to such exemption from registration.

           (e) During the forty-day period following the date hereof, ____________ represents, warrants and covenants that neither _________________ nor any of its affiliates will, directly or indirectly, maintain any short position in the securities of the Company.

     7. Subject to the restrictions set forth in paragraph 6 above, this warrant is transferable at the offices of the Company. On such transfer, every holder hereof agrees that the Company may deem and treat the registered holder of this warrant as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

     8. As used herein, the term "Common Stock" shall mean and include the Company's Common Stock authorized on the date of the original issue of this warrant, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets on the voluntary or involuntary liquidation, dissolution, or winding up of the Company; provided, that the Warrant Shares purchasable pursuant to this warrant shall include only shares of the class designated in the Company's articles of incorporation as Common Stock on the date of the original issue of this warrant or, in the case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in paragraph 5(c) hereof, the stocks, securities, or assets provided for in such paragraph.

     9. This agreement shall be construed under and be governed by the laws of the State of New York.

     10. Any notices required or permitted hereunder shall be sufficiently given if delivered by hand or sent by registered or certified mail, postage prepaid, addressed s follows:

     If to                           , to:




     with a copy to:

     Samuel M. Krieger, Esq.
     Krieger & Prager, Esqs.
     319 Fifth Avenue
     New York, New York 10016

     If to the Company, to:

     The Female Health Company, Inc.
     919 N. Michigan Avenue
     Chicago, Illinois

or such other address as shall be furnished in writing by any party to the other, and any such notice or communication shall be deemed to have been given as of the date so delivered or three days after being so deposited in the mails.

     EFFECTIVE as of this     day of           , 1996.

                                      THE FEMALE HEALTH COMPANY, INC.

                                      By: ______________________________________
                                           Title:_______________________________

                                       _________________________________________


                                      By: ______________________________________
                                           Title: ______________________________

                                FORM OF PURCHASE

                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)


TO: THE FEMALE HEALTH COMPANY, INC.


     The undersigned, the owner of the attached warrant, hereby irrevocably elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, [number] of shares of common stock (the "Warrant Shares") of The Female Health Company, Inc. ("Company") and herewith makes payment of ___________ therefor, and requests that the certificate(s) for the Warrant Shares be delivered to _____________________________ at
____________________________________________, and if such shall not be all of the shares purchasable hereunder, that a new warrant of like tenor for the balance of the shares purchasable under the attached warrant be delivered to the undersigned. In connection with such exercise, the undersigned represents, warrants and covenants as follows:

     (a) The undersigned is not a U.S. Person as that term is defined under Regulation S promulgated under the Securities Act.

     (b) The undersigned is outside of the United States as of the date of the execution and delivery of this exercise form.

     (c) The undersigned is purchasing the Warrant Shares for its own account and not on behalf of or for the account of any U.S. Person, and the undersigned is the sole beneficial owner of the Warrant Shares and has not prearranged any sale with purchasers in the United States.

     (d) The undersigned represents, warrants and covenants that all offers and sales of the Warrant Shares shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the Securities Act, or pursuant to an exemption or safe harbor from registration.

     (e) During the forty-day period following the date payment of the purchase price for the Warrant Shares is made to the Company, the undersigned represents, warrants and covenants that neither the undersigned nor any of its affiliates will, directly or indirectly, maintain any short position in the securities of the Company.

Dated this      day of              , 19  .


                                       _________________________________________
                                                Signature